U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2008

CITY CAPITAL CORPORATION

 (Exact Name of Company as Specified in Its Charter)

Nevada	33-5902	22-2774460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Mallory Lane, Suite 130-301, Franklin, Tennessee	37067
(Address of Principal Executive Offices	(Zip Code)

Company’s telephone number, including area code:   (877) 367-1463

________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)  On June 5, 2008, the Company entered into a consulting services agreement with Web3Direct, Inc., a Florida corporation (see attached Exhibit 10.1).  100% of the outstanding shares of common stock of WEB3Direct, Inc. is held by Sadiq Family Limited Partnership, a Nevada partnership in which Waldo E. Brantley III, the Company’s Executive Vice President and a director, owns a 5% interest and his wife, Anne Banas, owns a 95% interest.  However, Mr. Brantley is the general partner of this partnership and controls the voting power and the investment power over the assets of this company.

Under this agreement, Web3Direct, Inc. is providing to the Company all necessary services required in connection with providing marketing and business growth consulting services.  Under the terms of this agreement, which covers services commenced on January 1, 2008, Web3Direct, Inc. is being paid a fixed monthly retainer of $10,000 for the 12 months ended December 31, 2008.  Payment of the retainer was in the form of restricted shares of the Company’s common stock (valued based on the closing price of this common stock on June 5, 2008 of $0.20 per share).  The retainer is payable on the first of each calendar month in advance (with the retainer for the period of January 1, 2008 through June 30, 2008 due upon the execution of this agreement).

(b)  On June 5, 2008, the Company entered into an agreement with REIAssure, Inc., a Florida corporation (see attached Exhibit 10.2).  Under this agreement REIAssure agreed to provide sales services for the Company, working with leads provided by the Company and its affiliates, as well as other sources, to create qualified clients which are able to purchase properties provided by the Company.   All services under this agreement were concluded prior to December 31, 2008.  REIAssure is controlled by Mr. Brantley.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                 City Capital Corporation

Dated: September 1, 2009                                 By: /s/  Ephren W. Taylor II

                                                                                Ephren W. Taylor II,

                                                                                Chief Executive Officer

EXHIBIT INDEX

Number

  Description

10.1

Consulting Services Agreement between the Company and Web3Direct, Inc., dated June 5, 2008 (filed herewith).

10.2

Agreement Between the Company and REIAssure, Inc., dated June 5, 2008 (filed herewith).

3